EXHIBIT 10 (XVIV)


                               RIVIANA FOODS INC.
                              AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN


1.    PURPOSE

      This 1997 Stock Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain officers and other eligible employees of Riviana Foods Inc. (the "Corporation"), or of its subsidiary corporations (the "Subsidiary" or "Subsidiaries") as that term is defined in Section 424(f) of the Internal Revenue Code of 1986 (the "Code"), or of its affiliates and joint ventures of which the Corporation is an equal partner or majority owner (the "Affiliate" or "Affiliates"), so that they may acquire or increase their proprietary interest in the Corporation and to reward them for services to the Corporation, the Subsidiaries or the Affiliates in a manner that creates an incentive to increase the value of the stock of the Corporation and also to strengthen the Corporation's ability to attract and retain officers and key employees in the employ of the Corporation. Options granted pursuant to the Plan shall be either Incentive Stock Options ("IS0's") meeting the requirements of
Section 422 of the Code, or any succeeding provisions, or Nonqualified Stock Options ("NQSO's") (collectively an "Option" or the "Options").

2.    TERM OF PLAN

      The Plan is effective September 1, 1997, if within 90 days of such date, it shall have been approved by the vote of the holders of the majority of the shares of the Corporation. Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date.

3.    ADMINISTRATION

      The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than two members of the Corporation's Board of Directors. The Board of Directors may from time

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to time remove members from or add members to the Committee. Vacancies on the
Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. The action of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee. Each director, while a member of the Committee, shall meet the definition of "Non-Employee Director" contained in Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, (The "1934 Act"), and "Outside Director" under
Section 162(m) of the Code.

   (a) AUTHORITY. The Committee shall periodically in its discretion have the authority to designate the eligible employees who shall be granted Options, the number of shares to be optioned to each optionee, and to establish any other Option terms and conditions consistent with provisions of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

    (b) DELEGATION OF AUTHORITY. The Committee may delegate some or all of its authority to the Chief Executive Officer or other senior member of management as it may determine in its discretion; provided, however, that any such delegation shall be in writing and that the Committee may not delegate its authority with regard to any matter or action affecting an officer subject to Section 16 of the 1934 Act.

   (c) SECTION 162 (M) OF THE CODE. With regards to all eligible employees, the Plan shall for all purposes, be interpreted and construed in accordance with
Section 162(m) of the Code.


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4. ELIGIBILITY

   Full time employees (an "Optionee" or collectively, "Optionees") of the Corporation or its Subsidiaries or its Affiliates (including officers, whether or not they are directors) shall be able to participate in the Plan if designated by the Committee and who in the opinion of the Committee, can further the Plan's purpose.

5. STOCK

   (a) SOURCES OF SHARES. The stock subject to the Options shall be shares of the Corporation's authorized and unissued or reacquired $1 par value Common Stock (the term "shares" as used herein shall refer to shares of said $1 par value Common Stock of the Corporation, and the term "Shares" shall refer to shares that are subject to an Option granted under the Plan). The shares available for granting Options under the Plan shall be increased by any Options which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares. In addition, any shares reserved for issuance under the Corporation's 1994 Stock Option Plan ("the 1994 Plan") in excess of the number of shares as to which options have been granted thereunder, plus any shares to which options granted under the 1994 Plan may terminate, expire, forfeit or cancel, shall also be reserved and available for issuance or re-issuance under the Plan. Shares under the Plan may be delivered by the Corporation from its authorized but un-issued shares of Common Stock or from Common Stock held in the Corporation's Treasury.

     (b) MAXIMUM SHARES. The aggregate number of shares that may be issued under Options pursuant to the Plan shall not exceed 1,000,000 shares. The aggregate number of shares that may be issued under Options pursuant to the Plan to any Optionee shall not exceed 50,000 shares. The limitations established in Section 7 of the Plan shall be subject to adjustment as provided in Section 9 of the Plan.


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6.   FORM OF OPTIONS

      Options granted pursuant to the Plan need not be uniform and may be made selectively among eligible employees who received, or who are eligible to receive Options, whether or not such eligible employees are similarly situated.

7.   LIMITATIONS

   (a) The aggregate fair market value (determined at the date of grant of an ISO in accordance with Section 8(c) of the Plan) of shares with respect to which Options first become exercisable by an Optionee in any calendar year shall not exceed $100,000, plus any carryover amount permitted under the Code.

   (b) No Options shall be granted to any person who, on the date of the grant, is the owner of more than 10% of the total combined voting power of the Corporation, the Subsidiaries or the Affiliates.

8.    TERMS AND CONDITIONS

   (a) INDIVIDUAL STOCK OPTION AGREEMENTS. Each Option granted pursuant to the Plan shall be evidenced by a written agreement, specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time approve.

   (b) TERM OF OPTIONS. All Stock Options shall not expire later than ten (10) years from the effective date of the Option's grant.

   (c) OPTION PRICE. Each Option shall state the Option price, which shall not be less than the greater of (i) 100% of the fair market value of the Shares subject to the Option and (ii) the par value of the Common Stock. Fair market value shall be determined as the last closing price of the shares on the Nasdaq National Market on the date that the Option is granted by

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the Committee. Subject to the foregoing, the Committee, in fixing the Option price, shall have full authority and discretion and be fully protected in doing so.

   (d) METHOD AND TIME OF PAYMENT. The Option price shall be payable on the exercise of the Option and may be paid (i) in United States Dollars in cash or by check, or (ii) by transferring a number of shares, previously owned for a period of at least six months, valued as provided in Section (c) above, as of the date of transfer having a value equal to the Option price, or (iii) by any combination thereof.

   (e) VESTING. The shares covered by an Option may be purchased in such installments and on such exercise dates as the Committee may determine.

   (f) TRANSFERABILITY AND NON-ASSIGNABILITY. Except as set forth below, no Option granted under this Plan shall be transferable or assignable by the Optionee otherwise than by will or under the laws of descent and distribution of the state or country in which the Optionee resided on the date of Optionee's death or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder and allowed by Section 424(c)(4) of the Code, nor shall any Option be granted to or exercisable, during the Optionee's lifetime, by anyone other than the Optionee. At its discretion, the Committee may grant Options that are transferable, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members.

      (g) CONDITIONS TO EXERCISE OF OPTIONS. In order to exercise an Option granted hereunder, in whole or in part, the Optionee must meet any additional specific conditions imposed by the Committee at the time of the granting of the Option. Such conditions, which if achieved, and in the discretion of the Committee, may result in exercisability or early exercisability of the Option provided that no Option granted under this Plan (or any portion thereof) shall be exercisable within one (1) year after the date of grant. Such specific

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conditions may be in the form of achievement goals for the individual Optionee based upon predetermined minimum increases over a specified period or periods of time, in sales, gross profits, pre-tax earnings, productivity, or other goals or standards. The imposition of such achievement goals and conditions shall be in the sole discretion of the Committee. Such goals and conditions may differ between individual employees of the Corporation or of its Subsidiaries, affiliates and joint ventures, between classes of employees of the Corporation or any Subsidiary, or Affiliate, and separately as a class between the employees of the Corporation, and the employees of the Subsidiaries or the Affiliates.

   (h) DEATH OF OPTIONEE AND TRANSFER OF OPTION. If the Optionee shall die while in the employ of the Corporation, the Subsidiary, or the Affiliate and shall not have fully exercised the Option, the Option may be exercised, subject to the condition that no Option shall be exercisable after the expiration of ten years from the date it is granted, to the extent that Optionee's right to exercise such Option had accrued pursuant to this Section 8 of the Plan at the time of the Optionee's death and had not previously been exercised, at any time within one (1) year after the Optionee's death, by the executors or administrators of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

   (i) TERMINATION OF EMPLOYMENT. (i) Upon termination of the Optionee's employment by reason of permanent and total disability as defined under Section 22(e)(3) of the Code, an Option may be exercised, but only to the extent exercisable on the date of such permanent and total disability, within one (1) year from and after the date of such termination of employment. (ii) Upon termination of the Optionee's employment by reason of retirement, an Option may be exercised, but only to the extent exercisable on the date of such retirement, within (1) year from and after the date of such termination of employment. (iii) Upon termination of the Optionee's employment by reason of termination, other than retirement or disability as defined by clause (i) or (ii) of this Section 8
(i), an Option may be exercised, but only to the extent exercisable on the date of such termination, within three (3) months

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from and after the date of such termination of employment. (iv) A transfer of the Optionee's employment from one Subsidiary or Affiliate to another shall not be deemed to be a termination of the Optionee's employment.

   (j) LEAVE OF ABSENCE. The Committee shall be entitled to make such rules, regulations and determination as it deems appropriate under the Plan in respect of any leave of absence taken by an Optionee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning the Plan and (ii) the impact , if any, of any such leave of absence on Options granted under the Plan theretofore made to any Optionee who takes such leave of absence.

9.    CHANGES IN CAPITALIZATION

      Subject to any required action by the stockholders, the number of shares covered by each outstanding Option and the price per share of each such Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

      If the Corporation merges or consolidates with another corporation, whether or not the Corporation is a surviving corporation, or if the Corporation is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) of this Section 9 below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of that Option, to receive, in lieu of shares, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other

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disposition, the holder had been the holder of record of a number of shares equal to the number of shares as to which that Option may be exercised; (ii) the Board of Directors may waive any limitations set forth in or imposed pursuant to this Plan so that all Options, from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, provided that any Optionee shall have the right immediately prior to such event to exercise his Option to the extent such Optionee is otherwise able to do so in accordance with this Plan and his individual stock option agreement.

      In the event of a change in the shares of the Corporation as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive; provided that the character of an Option shall be not adjusted in a manner that causes the Option to not qualify under the terms and conditions of that Option or the meaning of the Plan.

      Except as hereinbefore expressly provided in this Section 9, the Optionee shall have no rights (i) by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or (ii) by reason of any dissolution, liquidation, merger, or consolidation, spin-off of assets or stock of another corporation, or any issue by the

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Corporation of shares of stock of any class, nor shall any of these actions affect or cause an adjustment to be made with respect to, the number or price of shares subject to an Option.

      The grant of any Option pursuant to the Plan shall not affect in any way the right or power of the Corporation (i) to make adjustments, reclassification, reorganization or changes of its capital or business structure, (ii) to merge or consolidate, (iii) to dissolve, liquidate or sell or transfer all or any part of its business or assets, or (iv) to issue any bonds, debentures , preferred or other preference stock ahead of or affecting the shares. If any action described in the preceding sentence results in a fractional share for any Optionee under any Option hereunder, such fraction shall be disregarded and Optionee shall only be entitled to the whole number of shares resulting from such adjustment.

10.   RIGHTS AS A STOCKHOLDER

      An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 8 and Section 9 hereof.

11.   INVESTMENT PURPOSE

      The Company shall not be obligated to sell or issue any shares pursuant to any Option unless the shares with respect to which the Option is being exercised are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended.

      Notwithstanding anything in the Plan to the contrary, each Option under the Plan shall be granted on the condition that the purchase of shares thereunder shall be for

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investment purposes, and not with a view to resale or distribution. However, if the shares subject to such Option are registered under the Securities Act of 1933, as amended, or if a resale of such shares without such registration otherwise would be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933, as amended, or any other applicable law, regulation, or rule of any governmental agency.

12.   OTHER PROVISIONS

      Options granted under the Plan shall also contain such other provisions as the Committee or the Board of Directors of the Corporation shall deem advisable subject to any limitation in the discretion of the Board of Directors required by Rule 16b-3 under the 1934 Act, or by Section 162(m) of the Code.

13.    INDEMNIFICATION OF COMMITTEE

      In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding (except in relation to matters as to which it shall adjudged in such action, suit or proceeding that such Committee member is liable for willful misconduct in the performance of his duties) if within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.


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14.   FORFEITURE

      Notwithstanding any other provision of this Plan, if the Committee finds that (i) the Optionee, before or after termination of his employment with the Corporation, Subsidiary, affiliate or joint venture (as used in this Section 14, an "Employer"), committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his employment by Employer that damaged Employer, or disclosed trade secrets of Employer, or (ii) the Optionee, before or after termination of employment with the Employer for any reason, participated, engaged in or had a financial or other interest as an employee, officer, shareholder, owner or otherwise (except as the owner of less than 1% of the common stock of a corporation whose stock is registered under the 1934 Act), in any commercial endeavor that is competitive with the business of Employer, then any outstanding Options that have not been exercised by the Optionee will be forfeited. The decision of the Committee as to the nature of an Optionee's conduct, the damage done to Employer and the extent of the Optionee's competitive activity will be final. No decision of the Committee, however, will affect the finality of the termination of the Optionee by Employer in any manner.

15.   MISCELLANEOUS

      (a) AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, (i) no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive Options, decrease the price at which Options may be granted or remove the administration of the Plan from the Committee, and (ii) no such revision or amendment shall materially increase the number of shares that may be issued under the Plan, materially modify the requirements as to eligibility for participation in the Plan, or otherwise materially increase the benefits accruing to participants under the Plan.


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      (b) FOREIGN JURISDICTIONS. Options may be granted, without amending the
Plan, to participants who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgement of the Committee, be necessary or desirable to further the purpose of the Plan or to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such supplement or alternative version shall (i) increase the number of available shares under Section 5 (b) of the Plan; or (ii) cause the Plan to cease to satisfy any considerations of Rule 16b-3 under the 1934 Act or with respect to employees subject to Section 162 (m) of the Code.

      (c ) WITHHOLDING TAX REQUIREMENT. Whenever the Corporation proposes or is required to issue or transfer shares under the Plan, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy any federal, state, or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Corporation may issue or transfer such shares net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares shall be valued on the date the withholding obligation is incurred.

      (d) NO RIGHTS OF EMPLOYMENT. Neither the granting of Options or the exercise of the same shall be construed as granting the Optionee any right with respect to continuance of employment with the Corporation, the Subsidiary or the Affiliate. Except as may otherwise be limited by a written agreement between the Corporation and the Optionee, the right of the Corporation, the Subsidiary or the Affiliate to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Corporation, the Subsidiary or the Affiliate.

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      (e) GOVERNING LAWS. The validity, construction, interpretation and effect of this Plan and instrument shall exclusively be governed by and determined in accordance with the laws of the State of Delaware, except to the extent preempted by Federal law, which shall to that extent govern.

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ADOPTED BY THE BOARD OF DIRECTORS

DATE:       SEPTEMBER 1, 1997

APPROVED BY THE STOCKHOLDERS

DATE:       OCTOBER 22, 1997

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